UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2005

NORTH PENN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-51234	20-1882440
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

216 Adams Avenue, Scranton	18503-1692
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (570) 344-6113

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 21, 2005, Frederick L. Hickman, President and Chief Executive Officer of North Penn Bancorp, Inc. and North Penn Bank, announced that Philip O. Farr has joined the Company and the Bank as Senior Vice President and Chief Executive Officer. In his new role reporting to Mr. Hickman, Mr. Farr will oversee the accounting, budgeting, treasury, asset-liability, capital management and investor relations functions for the Company and the Bank.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release announcing appointment of Philip O. Farr

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH PENN BANCORP, INC.

Dated: April 21, 2005	By:	/s/ Frederick L. Hickman
Frederick L. Hickman President and Chief Executive Officer